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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report:  October 13, 1998
                                        ----------------
                       (Date of earliest event reported)



                             HELLER FINANCIAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



             1-6157                                  36-1208070
             ------                                  ----------
    (Commission File Number)            (IRS Employer Identification Number)


 500 West Monroe Street, Chicago, Illinois                           60661
 -----------------------------------------                           -----
 (Address of principal executive offices)                          (Zip Code)


                                 (312) 441-7000
                                 --------------
              (Registrant's telephone number, including area code)
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Item 5.      Other Events
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On October 13, 1998, Heller Financial, Inc. ("Registrant") issued a press release announcing the signing of a purchase agreement to acquire $700 million of assets associated with the US and international information technology leasing business of Dana Corporation, located in Troy, Michigan.


Item 7.      Financial Statements and Exhibits
-------      ---------------------------------

(c)  Exhibits

99           Press release of the Registrant dated October 13, 1998.



                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 13, 1998
       ----------------

                                  HELLER FINANCIAL, INC.

                                  By:    /s/ Lauralee E. Martin
                                         ----------------------
                                         Lauralee E. Martin
                                  Title: Executive Vice President and
                                         Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit                                                          Sequentially
Number                                                          Numbered Pages
------                                                          --------------

99      Press Release of the Registrant dated October 13, 1998.       4-5


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